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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): December 22, 1998

                           COLTEC INDUSTRIES INC
           (Exact name of registrant as specified in its charter)
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       Pennsylvania                    1-7568                 13-1846375
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                   Identification Number)


                             3 Coliseum Centre
                           2550 West Tyvola Road
                      Charlotte, North Carolina 28217
            (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code: (704) 423-7000

                                    N/A
       (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

On December 22, 1998, Coltec Industries Inc ("Coltec") received a letter (the "Crane Letter") dated as of such date from Crane Co. On December 22, 1998, Coltec issued a press release in response to the Crane Letter. Reference is made to Exhibit 99.1 hereto, which is a copy of the Crane Letter, and Exhibit 99.2 hereto, which is a copy of the press release, each of which is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

         (a)   Financial Statements

               None.

         (b)   Pro Forma Financial Information

               None.

         (c)   Exhibits

               Exhibit


               99.1 Letter dated December 22, 1998 from R.S. Evans,
                    Chairman and Chief Executive Officer of Crane Co., to John W. Guffey, Jr., Chairman and Chief Executive Officer of Coltec Industries Inc

               99.2 Press Release dated December 22, 1998 of Coltec
                    Industries Inc


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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COLTEC INDUSTRIES INC
                                   (Registrant)



Date: December 23, 1998            By: /s/ Robert J. Tubbs
                                      ---------------------------------
                                      Robert J. Tubbs
                                      Executive Vice President, General
                                      Counsel and Secretary